                                                                   EXHIBIT 99.1


OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                      (UNAUDITED)       (UNAUDITED)                     (UNAUDITED)      (UNAUDITED)
                                    AUGUST 31, 2000    JULY 31, 2000                  AUGUST 31, 2000   JULY 31, 2000
                                      CONTINUING        CONTINUING                     DISCONTINUED     DISCONTINUED
                                      OPERATIONS        OPERATIONS        CHANGE        OPERATIONS       OPERATIONS      CHANGE
                                    ---------------    -------------    ----------    ---------------   -------------  ----------
CURRENT ASSETS
Cash                                      315,032           337,389        (22,357)              --               --           --
Restricted cash held in escrow                 --                --             --        2,742,695        2,740,668        2,027

Accounts receivable
  A/R -- Florida supplemental                  --                --             --        1,229,656        1,229,656          --
  Allowance for doubtful accounts              --                --             --       (1,229,656)      (1,229,656)         --
                                    ---------------    -------------    ----------    ---------------   -------------  ----------
    Accounts receivable, net                   --                --             --               --               --          --
                                    ---------------    -------------    ----------    ---------------   -------------  ----------

Prepaid expenses                           57,232            65,222         (7,990)              --               --          --
                                    ---------------    -------------    ----------    ---------------   -------------  ----------
TOTAL CURRENT ASSETS                      372,264           402,611        (30,347)       2,742,695        2,740,668        2,027
                                    ---------------    -------------    ----------    ---------------   -------------  -----------

Investment & Intercompany in
  Subsidiaires                         74,375,431        74,375,431             --               --               --            --
                                    ---------------    -------------    ----------    ---------------   -------------  -----------
TOTAL ASSETS                           74,747,695        74,778,042        (30,347)       2,742,695        2,740,668         2,027
                                    ===============    =============    ==========    ===============   =============  ===========

POST PETITION CURRENT LIABILITIES
  Accounts payable                          6,861             2,098          4,763               --               --            --
  Line of Credit with GMAC             10,659,233        10,453,434        205,799                                              --
  Transfer of Pre-petition
     preference collections
     from vendors                      (1,012,847)       (1,006,152)        (6,695)                                             --
                                    ---------------    -------------    ----------    ---------------   -------------  -----------
  Line of Credit with GMAC,
     net of pre-petition
     preferences                        9,646,386         9,447,282        199,104               --               --            --
  Accrued expenses, excluding
     bankruptcy costs                      28,088            28,088             --           69,976           69,976            --
  Accrued bankruptcy costs              1,195,861         1,195,861             --               --               --            --
  Estimated claims against
    cash held in escrow                        --                --             --        2,742,641        2,740,614         2,027
  Intercompany - GMAC                    (142,163)         (142,163)            --          142,163          142,163            --
                                    ---------------    -------------    ----------    ---------------   -------------  -----------
TOTAL POST PETITION CURRENT
  LIABILITIES                          10,735,033        10,531,166        203,867        2,954,780        2,952,753         2,027
Intercompany Notes Payable                                                      --       12,246,983       12,246,983            --
Pre Petition Preference
    collections from vendors            1,012,847         1,006,152          6,695                                              --
Pre Petition Liabilities                3,606,863         3,606,863             --       11,809,400       11,809,400            --
Pre Petition Estimated
    Construction Claims                        --                --             --        1,800,000        1,800,000            --
                                    ---------------    -------------    ----------    ---------------   -------------  -----------
  TOTAL LIABILITIES                    15,354,743        15,144,181        210,562       28,811,163       28,809,136         2,027
                                    ---------------    -------------    ----------    ---------------   -------------  -----------
SHAREHOLDERS' EQUITY
Common stock at par                       121,289           121,289             --        5,454,120        5,454,120            --
Additional paid in capital            127,234,871       127,234,871             --       53,904,684       53,904,684            --
Treasury Stock A-P-I-C                   (562,506)         (562,506)            --               --               --            --
Retained earnings - prior             (49,321,103)      (49,321,103)            --      (62,684,343)     (62,684,343)           --
Y-T-D net income pre petition          (2,399,934)       (2,399,934)            --         (950,442)        (950,442)           --
Y-T-D net income post petition        (15,679,665)      (15,438,756)      (240,909)     (21,792,487)     (21,792,487)           --
                                    ---------------    -------------    ----------    ---------------   -------------  -----------
  TOTAL SHAREHOLDERS' EQUITY           59,392,952        59,633,861       (240,909)     (26,068,468)     (26,068,468)           --
                                    ---------------    -------------    ----------    ---------------   -------------  -----------
TOTAL LIABILITIES &
  SHAREHOLDERS' EQUITY                 74,747,695        74,778,042        (30,347)       2,742,695        2,740,668         2,027
                                    ===============    =============    ==========    ===============   =============  ===========


          See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION



                                               (UNAUDITED)      (UNAUDITED)
                                             AUGUST 31, 2000   JULY 31, 2000
                                                COMBINED          COMBINED
                                                  FINAL            FINAL            CHANGE
                                            ----------------   --------------     ----------
CURRENT ASSETS
Cash                                              315,032            337,389         (22,357)
Restricted cash held in escrow                  2,742,695          2,740,668           2,027

Accounts receivable
  A/R -- Florida supplemental                   1,229,656          1,229,656              --
  Allowance for doubtful accounts              (1,229,656)        (1,229,656)             --
                                            ----------------   --------------     ----------
    Accounts receivable, net                           --                 --              --
                                            ----------------   --------------     ----------
Prepaid expenses                                   57,232             65,222          (7,990)
                                            ----------------   --------------     ----------
TOTAL CURRENT ASSETS                            3,114,959          3,143,279         (28,320)
                                            ----------------   --------------     ----------
Investment & Intercompany in Subsidiaires              --                 --              --
                                            ----------------   --------------     ----------
TOTAL ASSETS                                    3,114,959          3,143,279         (28,320)
                                            ================   ==============     ==========

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  6,861              2,098           4,763
  Line of Credit with GMAC                     10,659,233         10,453,434         205,799
  Transfer of Pre-petition preference
    collections from vendors                   (1,012,847)        (1,006,152)         (6,695)
                                            ----------------   --------------     ----------
  Line of Credit with GMAC, net of
    pre-petition preferences                    9,646,386          9,447,282         199,104
  Accrued expenses, excluding bankruptcy
    costs                                          98,064             98,064              --
  Accrued bankruptcy costs                      1,195,861          1,195,861              --
  Estimated claims against cash held in
    escrow                                      2,742,641          2,740,614           2,027
  Intercompany -- GMAC                                 --                 --              --
                                            ----------------   --------------     ----------
TOTAL POST PETITION CURRENT LIABILITIES        13,689,813         13,483,919         205,894
Intercompany Notes Payable                             --                 --              --
Pre Petition Preference collections from
    vendors                                     1,012,847          1,006,152           6,695
Pre Petition Liabilities                       15,416,263         15,416,263              --
Pre Petition Estimated Construction Claims      1,800,000          1,800,000              --
                                            ----------------   --------------     ----------
  TOTAL LIABILITIES                            31,918,923         31,706,334         212,589
                                            ----------------   --------------     ----------
SHAREHOLDERS' EQUITY
Common stock at par                               121,289            121,289              --
Additional paid in capital                    124,465,227        124,465,227              --
Treasury Stock A-P-I-C                           (562,506)          (562,506)             --
Retained earnings -- prior                   (112,005,446)      (112,005,446)             --
Y-T-D net income pre petition                  (3,350,376)        (3,350,376)             --
Y-T-D net income post petition                (37,472,152)       (37,231,243)       (240,909)
                                            ----------------   --------------     ----------
  TOTAL SHAREHOLDERS' EQUITY                  (28,803,964)       (28,563,055)       (240,909)
                                            ----------------   --------------     ----------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        3,114,959          3,143,279         (28,320)
                                            ================   ==============     ==========

          See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
     OPERATIONS INFORMATION


                                            (UNAUDITED)     (UNAUDITED)                 (UNAUDITED)     (UNAUDITED)
                                            MONTH ENDED     MONTH ENDED                 MONTH ENDED     MONTH ENDED
                                          AUGUST 31, 2000  JULY 31, 2000              AUGUST 31, 2000  JULY 31, 2000
                                             CONTINUING     CONTINUING                  DISCONTINUED    DISCONTINUED
                                             OPERATIONS      OPERATIONS     CHANGE       OPERATIONS      OPERATIONS     CHANGE
                                          ---------------  -------------  ----------  ---------------  -------------  ----------
Sales                                             --                --          --            --                --            --
Cost of Sales                                     --                --          --            --                --            --
                                          ---------------  -------------  ----------  ---------------  -------------  ----------
    Gross Profit                                  --                --          --            --                --            --

Selling, General,
  and Administrative                          33,855            43,992     (10,137)           --                --            --
                                          ---------------  -------------  ----------  ---------------  -------------  ----------
Loss From Operations                         (33,855)          (43,992)     10,137            --                --            --

Other Income(Expense):
  Interest Expense                          (205,484)          (98,073)   (107,411)           --                 0            --
  Other Expense                                   --                --          --            --                --             0
                                          ---------------  -------------  ----------  ---------------  -------------  ----------
    Total Other Expense                     (205,484)          (98,073)   (107,411)           --                 0             0
Net Loss Before Bankruptcy
       Administrative Expenses              (239,339)         (142,065)    (97,274)           --                 0             0
Bankruptcy Administrative Expenses            (1,570)           (6,469)      4,899            --                --            --
                                          ---------------  -------------  ----------  ---------------  -------------  ----------
Net Loss                                    (240,909)         (148,534)    (92,375)           --                 0             0
                                          ===============  =============  ==========  ===============  =============  ==========

          See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
     OPERATIONS INFORMATION



                                            (UNAUDITED)     (UNAUDITED)
                                            MONTH ENDED     MONTH ENDED
                                          AUGUST 31, 2000  JULY 31, 2000
                                             COMBINED        COMBINED
                                               FINAL           FINAL        CHANGE
                                          ---------------  -------------  ----------
Sales                                              --                --           --
Cost of Sales                                      --                --           --
                                          ---------------  -------------  ----------
    Gross Profit                                   --                --           --

Selling, General, and Administrative            33,855           43,992      (10,137)
                                          ---------------  -------------  ----------
Loss From Operations                           (33,855)         (43,992)      10,137

Other Income(Expense):
  Interest Expense                            (205,484)         (98,073)    (107,411)
  Other Expense                                     --                0            0
                                          ---------------  -------------  ----------
    Total Other Expense                       (205,484)         (98,073)    (107,411)

Net Loss Before Bankruptcy
       Administrative Expenses                (239,339)        (142,065)     (97,274)
Bankruptcy Administrative Expense               (1,570)          (6,469)       4,899
                                          ---------------  -------------  ----------
Net Loss                                      (240,909)        (148,534)     (92,375)
                                          ===============  =============  ==========

          See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                               (UNAUDITED)     (UNAUDITED)
                                                               MONTH ENDED     MONTH ENDED
                                                             AUGUST 31, 2000  JULY 31, 2000    CHANGE
                                                             ---------------  -------------  ----------
Cash flows from operating activities:
  Net loss                                                     ($240,909)       ($148,534)    ($92,375)

    Change in certain assets
      & liabilities:
    (Increase) decrease in:
      Prepaids & other assets                                      7,990           10,105       (2,115)

     Increase (decrease) in:
      Accounts payable                                             4,763                0        4,763
      Accrued expenses                                                 0                0            0
      Other assets and liabilities, net                                0                0            0
                                                             ---------------  -------------  ----------
        Total adjustments                                         12,753           10,105        2,648
                                                             ---------------  -------------  ----------
        Net cash provided by (used in)
          operating activities                                  (228,156)        (138,429)     (89,727)

Cash flows from investing activities :
     Proceeds from sale of equipment                                   0                0            0
     Additions to property and equipment                               0                0            0
                                                             ---------------  -------------  ----------
       Net cash provided by (used in)
         investing activities                                          0                0            0

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan            205,799          103,349      102,450
  Proceeds from pre-petition preference payment receipts           6,695            8,900       (2,205)
  (Reduction) Increase of pre-petition liabilities                (6,695)          (8,900)       2,205
                                                             ---------------  -------------  ----------
      Net cash provided by (used in) financing activities        205,799          103,349      102,450
                                                             ---------------  -------------  ----------
Net decrease in cash                                             (22,357)         (35,080)      12,723

CASH AT BEGINNING OF PERIOD                                      337,389          372,469      (35,080)
                                                             ---------------  -------------  ----------

CASH AT END OF PERIOD                                          $ 315,032        $ 337,389     ($22,357)
                                                             ===============  =============  ==========

          See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
August 31, 2000 Financial Reporting Information


Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is un-audited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

Accounts Receivable
Accounts receivable recorded on the Discontinued Operation's balance sheet of $1.2 million represents Florida Supplemental balances. The amount is fully reserved.

GMAC Credit Corporation
As of August 31, 2000, the Company's borrowings from GMAC Credit Corporation were $10,659,233.

Pre-Petition Preference Receipts
Beginning in June 1999, Omega began collecting pre-petition preferences that are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of August 2000 and total collections since June 1999 were $6,695, and $1,012,847, respectively.